UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549

                                  SCHEDULE  14A

           PROXY  STATEMENT  PURSUANT  TO  SECTION  14(A)  OF  THE  SECURITIES
                              EXCHANGE  ACT  OF  1934

Filed  by  the  Registrant                       [X]
Filed  by  a  Party  other                       [ ]
than  the  Registrant

Check  the  appropriate  box:

            [  ]            Preliminary  Proxy  Statement
            [  ]            Confidential  for  use  of  the  Commission  Only
                           (as permitted  by  Rule  14a-6(e)(2))
            [XX]            Definitive  Proxy  Statement
            [  ]            Definitive  Additional  Materials
            [  ]            Soliciting  Material  Pursuant  to  240.14a-11;
                            or  240.14a-12

                              POWERCOLD  CORPORATION
                              ---------------------
                (Name  of  Registrant  as  Specified  in  its  Charter)

                                      NONE
                                      ----
    (Name  of  Person(s)  Filing  Proxy Statement, if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]    No  fee  required.

[  ]    Fee  computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11

1)     Title  of  each  class  of  securities  to  which  transaction  applies:
2)     Aggregate  number  of  securities  to  which  transaction  applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)     Proposed  maximum  aggregate  value  of  transaction:
5)     Total  fee  paid:

[  ]    Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1)     Amount  Previously  Paid:
(2)     Form  Schedule  or  Registration  Statement  No.:
(3)     Filing  Party:
(4)     Date  Filed:

                              POWERCOLD CORPORATION
                                   PO Box 1239
                                115 Canfield Road
                             La Vernia, TEXAS 78121
                              PHONE:  830 779-5223
                               FAX:   830 253-8181

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                NOVEMBER 15, 2001

To  The  Stockholders  of  PowerCold  Corporation:

The Annual Meeting of Stockholders of PowerCold Corporation, a Nevada Corporation, will be held at PowerCold Corporation, 115 Canfield Road La Vernia, TEXAS 78121 on Thursday, November 15, 2001 at 2:00 P.M. Central time for the following purposes:

1. To ratify the selection of the independent auditors of the Corporation

2.     To  ratify  the  adoption  of  the  2002  PowerCold  Stock   Option  Plan

3. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

Stockholders of record at the close of business on October 1, 2001 are entitled to notice of and to vote at the meeting.

By  order  of  the  Board  of  Directors,

POWERCOLD  CORPORATION

/s/  George  C.  Briley

George  C.  Briley,
Corporate  Secretary

October  15,   2001   Approximate  Date  of  mailing  to  Stockholders

IMPORTANT: Whether or not you plan to attend the meeting, please execute and return the enclosed proxy. A return envelope is enclosed for your convenience. Prompt return of the proxy will assure a quorum and save the Company unnecessary expense. At least ten (10) days before the meeting of stockholders, a complete record of the stockholders of the Company entitled to vote at such meeting, or any adjournment thereof, will be on file at the place of business of the Company at 115 Canfield Road La Vernia, TEXAS 78121 and shall be produced and kept open at the time and place of the meeting. During all times referred to above, the records shall be subject to the inspection of any shareholder for the purposes of the meeting.

                              POWERCOLD CORPORATION
                                   PO Box 1239
                                115 Canfield Road
                             La Vernia, TEXAS 78121
                                  830 779-5223


                                 PROXY STATEMENT
                                   RELATING TO
                         ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 15, 2001

                                  INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of PowerCold Corporation a Nevada corporation (the "Corporation"), to holders of shares of the Corporation's Common Stock ("Common Stock") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Thursday, November 15, 2001 and any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of the Annual Meeting. This Proxy Statement is first being mailed to shareholders on or about October 15, 2000. The Annual 10-K Report of the Company for the year ending December 31, 2000 will be mailed to stockholders upon request. Such Annual Report does not form any part of the material for solicitation of proxies.

                           PURPOSES  OF  ANNUAL  MEETING

At the Annual Meeting, shareholders entitled to vote will be asked to consider and take action to ratify the appointment of independent auditors, ratify the adoption of a stock option plan, and any other matters.

                            VOTING  AT  ANNUAL  MEETING

GENERAL

The close of business on the Record Date of October 1, 2001 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 15,167,377 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of Common Stock represented at the Annual Meeting provided a quorum is present at the meeting in person or by proxy.

PROXIES

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted: (1) FOR the ratification of the selection of independent auditors; (2) FOR the adoption of the 2001 PowerCold Stock Option Plan (3) AT the discretion of the proxy holder, any other matters which may properly come before the Annual Meeting. A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation, or by attending the Annual Meeting and voting in person. A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetence is received by the Corporation from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote "for" nor "against" the election of any director. Each of the other matters must be approved by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval. Broker non-votes, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Brokers and nominees, under applicable law, may vote shares for which no instructions have been given in their discretion in the election of directors.

The  Corporation  will  bear  all  the   costs  and  expenses  relating  to  the
solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders. In addition to the solicitation of proxies by use of the mails, the directors, officers, and employees of the Corporation, without additional compensation, may solicit proxies personally or by telephone or telegram.

1.  RATIFICATION  OF  AUDITORS

Williams  &  Webster,  P.S.,  independent  public  accountants,  have again been selected by the Board of Directors as the independent auditors for the Corporation for the fiscal year ending December 31, 2001, subject to approval  by  the  shareholders  Williams  &  Webster,  P.S.,  has  served as an independent auditor for the Corporation since the fiscal year ended December 31, 2000. This firm is experienced in the field of accounting and is well qualified to act in the capacity of auditors. Williams & Webster, P.S. will not be represented at the annual meeting, but questions from shareholders will be presented to the auditors for response.


MANAGEMENT  RECOMMENDS  THAT  THE  STOCKHOLDERS  VOTE  "FOR"  ITEM  1

2.    TO  RATIFY  THE  ADOPTION  OF  THE  2002  POWERCOLD  STOCK  OPTION  PLAN

GENERAL  INFORMATION

At the meeting, there will be presented to the shareholders a proposal to approve and ratify the adoption by the Board of Directors of a 2002 Stock Option Plan for Directors, Officers, and Employees (the "2002 Stock Plan"). The 2002 Stock Option Plan was adopted by the Board of Directors on September 10, 2001, subject to shareholder approval. The 2002 Stock Option Plan provides for the issuance of Stock Options. The Plan is effective January 1, 2002 subject to shareholder approval.

The text of the proposed Plan is published in this Proxy Statement as Exhibit A. The following is a summary of the Plan and should be read together with the full Plan text.

DESCRIPTION  OF  2002  STOCK  OPTION PLAN FOR DIRECTORS, OFFICERS, AND EMPLOYEES

     General. The 2002 Stock Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), nor is it subject to the Employee Retirement Income
Security  Act  of  1974,  as  amended.

     Purpose. The purpose of the 2002 Stock Option Plan is to provide an incentive to directors, officers, and eligible employees, of the Company whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company and to enable the Company to enlist and retain the best available talent for the conduct of its business. It is intended that this purpose will be effected through the granting of Stock Options.

     Eligibility. Employees, Officers, and Directors, of the Company whom the administrators deem to have the potential to contribute to the success of the Company are eligible to receive awards under the 2002 Stock Option Plan. The 2002 Stock Option Plan provides that Nonstatutory Stock Options may be granted to employees, officers, and directors of the Company.

     Administration. The 2002 Stock Option Plan must be administered by the Compensation Committee. With respect to grants of Stock Options to directors, officers, or employees, who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 2002 Stock Option Plan is to be administered in such a manner as to comply with Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto ("Rule 16b-3") with respect to a plan intended to qualify there-under as a discretionary grant or award plan. The administrators of the 2002 Stock Option Plan have full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, the number of shares of stock subject to each option, the dates on which the options will be granted, to make any combination of awards to any participant and to determine the specific terms of each award, subject to the provisions of the 2002 Stock Option Plan. The interpretation and construction of any provision of the 2002 Stock Option Plan by the administrators shall be final and conclusive. The benefits or amounts that will be received by or allocated to eligible individuals are undetermined as of the date herein.

     Reserved Shares. The total number of shares of Common Stock, $0.001 par value ("Common Stock"), reserved and available for distribution under the 2002 Stock Option Plan as of January 1, 2002, will be 758,370 shares.

     Vesting and Forfeitability. The grant of options vest 33 1/3% after one year, an additional 33 1/3% after two years, and a final 33 1/3% after three years. Additionally, if a participant's status is terminated because of fraud, embezzlement, dishonesty, or breach of fiduciary acts, all unexercised options are cancelled and declared null and void.

     Stock Options. The 2002 Stock Option Plan permits the granting of non-transferable stock options that do not qualify as incentive stock options under Section 422 of the Code ("Nonstatutory Stock Options" or "NSOs"). The 2002 Plan is only for NSO's. The administrators will determine the time or times each option may be exercised. Options may be made exercisable in installments, exercisability may be suspended during certain leaves of absence or reductions in work hours and the exercisability of options may be accelerated by the administrators. The option exercise price for each share covered by an NSO will be determined by the administrators.

     The consideration to be paid for shares issued upon exercise of options granted under the 2002 Stock Option Plan, including the method of payment, shall be determined by the administrators and may consist entirely of (i) cash or, check, (ii) other shares of Common Stock, (iii) the delivery of a properly executed notice together with such other documentation as the administrators and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (iv) any combination of the foregoing methods, or (vi) such other consideration and methods as are permitted by applicable laws.

     All options granted under the 2002 Stock Option Plan shall be evidenced by a stock option agreement between the Company and the optionee to whom such option is granted. Options granted to persons subject to Section 16 of the Exchange Act may impose additional restrictions necessary to comply with Rule 16b-3.

     Nontransferability. Options granted pursuant to the 2002 Stock Option Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution or a Qualified Domestic Relations Order, and may be exercised, during the lifetime of the participant, only by the participant.

     Amendment and Termination. The Board may amend, alter, suspend or discontinue the 2002 Stock Option Plan at any time, but such amendment, alteration, suspension or discontinuation shall not adversely affect any Stock Option then outstanding under the 2002 Stock Option Plan, without the written consent of the participant. To the extent necessary and desirable to comply with Rule 16b-3 or Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any amendment to the 2002 Stock Option Plan in such a manner and to such a degree as required. Subject to applicable laws and the specific terms of the 2002 Stock Option Plan, the administrators may accelerate any option, right or award or waive any condition or restriction pertaining to such option, right or award at any time. The administrators may also substitute new options, rights or awards for previously granted options, rights or awards, including previously granted options, rights or awards having higher option, right or award prices and may reduce the exercise price of any option, right or award.

CERTAIN  FEDERAL  INCOME  TAX  CONSIDERATIONS

     The following is a brief summary of the federal income tax consequences of transactions under the 2002 Stock Option Plan based on federal securities and income tax laws in effect on October 1, 2001. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

     Options granted under the 2002 Stock Option Plan are Nonstatutory Stock Options.

     Nonstatutory Stock Options. Except as noted below, with respect to Nonstatutory Options, (i) no income is recognized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount; and (iii) at disposition, any gain or loss is treated as capital gain or loss. In the case of an optionee who is also an employee, any income recognized upon exercise of a Nonstatutory Stock Option will constitute wages for which withholding will be required. However, different rules may apply if restricted stock is purchased or if shares are purchased by an optionee who is also an officer, director or more than 10% shareholder. See discussion below of "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

     Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers. Generally, individuals subject to Section 16(b) of the Exchange Act ("Insiders") and individuals who purchase stock may have their recognition of compensation income and the beginning of their capital gains holding period deferred for up to six months after option exercise (for Insiders), or until the restrictions lapse (for restricted stock purchasers) (the "Deferral Date"), with the excess of the fair market value of the stock determined as of the Deferral Date over the purchase price being taxed as ordinary income, and the tax holding period for any subsequent gain or loss beginning on the Deferral Date. However, an Insider or restricted stock purchaser who so elects under Code Section 83(b) on a timely basis may instead be taxed on the difference between the excess of the fair market value on the date of transfer over the purchase price, with the tax holding period beginning on such date.

     Capital Gains. Generally, under law in effect as of October 1, 2001, net capital gain (net long-term capital gain minus net short-term capital loss) is taxed to individuals at a maximum rate of 20%. Capital losses are allowed to fully offset capital gains. Any unused capital losses in a given year can be used to offset up to $3,000 of other income in that same year.

The affirmative vote of the holders of record of a majority of shares of common stock present in person or represented by proxy and entitled to vote at the meeting is necessary to adopt the Plan.

     THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS A VOTE FOR THIS PROPOSAL

MANAGEMENT  RECOMMENDS  THAT  THE  STOCKHOLDERS  VOTE  "FOR"  ITEM  2

3.  OTHER  MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies.

DIRECTORS  CONTINUING  IN  OFFICE

FRANCIS  L.  SIMOLA:   Mr.  Simola,  62,  has been Chairman, President and Chief
Executive Office of PowerCold Corporation since the Company's inception in January 1993.

Shares  Beneficially  Owned*     2,958,832
Percent  of  Class:                   18.4
A  Director  Since:                   1993
Term  Expires:                    November  10,  2003

* Shares beneficially owned do not include options to acquire 695,879 shares of Common Stock granted on 10/1/99 and 9/10/01.

GEORGE  C.  BRILEY:   Mr.  Briley,  76,  has  been  a  director  of  Power  Cold
Corporation since September 1994. Mr. Briley is Chief Technology Office and Secretary of PowerCold and President of RealCold Products, Inc. and Technicold Services, Inc.

Shares  Beneficially  Owned*     634,602
Percent  of  Class:                  3.9
A  Director  Since:                 1994
Term  Expires:                    November  10,  2003

* Shares beneficially owned do not include options to acquire 354,100 shares of Common Stock granted on 10/1/99 and 9/10/01.

H. JACK KAZMAR: Mr. Kazmar, 68, has been a director of PowerCold since October 1998. Mr. Kazmar is Chief Operating Officer and Treasurer of Power Cold and President of Rotary Power Enterprise, Inc. and Alturdyne Energy Systems, Inc.,

Shares  Beneficially  Owned*     262,000
Percent  of  Class:                  1.6
A  Director  Since:                 1998
Term  Expires:                    November  10,  2003

* Shares beneficially owned do not include options to acquire 504,579 shares of Common Stock granted on 6/1/00, 10/1/99 and 9/10/01.

[1]     A  resolution of the Board of Directors, dated October 3, 2001, provided for the removal of Joseph A. Lopez from the Board of Directors, as well as termination as Chief Financial Officer of the Company.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth, as of October 1, 2001, the amount and percentage of the Common Stock of the Company, which according to information supplied by the Company, is beneficially owned by each person who, to the best knowledge of the Company, is the beneficial owner (as defined below) of more than five (5%) of the outstanding common stock.

NAME AND ADDRESS OF               NUMBER  OF  SHARES    PERCENTAGE  OWNERSHIP
BENEFICIAL  OWNER(1)              OF  COMMON  STOCK     OF  COMMON  STOCK
                                  BENEFICIALLY  OWNED   OUTSTANDING
--------------------------------  --------------------  ---------------------
George  C.  Briley  (2)                  634,602                   3.95%
     17  Pembroke  Lane
     San  Antonio,  TX.  78240
H.  Jack  Kazmar  (3)                    262,000                   1.63%
     36  West  Beechcroft  Road
     Short  Hills,  NJ  07078
Francis L. Simola and (4)              1,092,432                   6.80%
Veronica  M.  Simola
     9408  Meadowbrook  Ave.
     Philadelphia,  Pa.  19118

Simco  Group,  Inc.  (5)               1,866,400                   11.62%
     1800 E. Sahara Ave. Ste.107
     Las Vegas, NV 89104

Intermagnetics General Corporation     1,354,786                   8.43%
     450  Old  Niskayuna  Road
     Latham,  NY  12110

(1) Under Rule 13d-3, issued by the Securities and Exchange Commission, a person is, in general, deemed to "Beneficially own" any shares if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power, which includes the power to vote or to direct the voting of those shares and/or (b) investment power, which included the power to dispose, or to direct the disposition of those securities. The foregoing table gives effect to shares deemed beneficially owned under Rule 13d-3 based on the information supplied to the Company. The persons named in the table have sole voting power and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) The beneficial owner listed above has stock options giving the right to acquire 354,100 shares of PowerCold Corporation Common Stock.

(3) The beneficial owner listed above has been granted options to acquire 504,579 shares of PowerCold Corporation Common Stock

(4) The beneficial owner listed above has been granted options to acquire 695,879 shares of PowerCold Corporation Common Stock

(5) Simco Group Inc., a Nevada Corporation, is wholly owned (100%) by Francis L. Simola and Veronica M. Simola.

REMUNERATION  OF  EXECUTIVE  OFFICERS

(a)  Named  Executive  Officers

The Corporation's named executive officers are: Frank L. Simola, President and Chief Executive Officer ; George C. Briley, Secretary and Chief Technology Officer; and H. Jack Kazmar, Treasurer and Chief Operating Officer.

(b)  Summary  Compensation  Table

Executive officers the Company receive no salary and no other compensation and benefits.

On January 18, 2000, Frank L. Simola/Simco Group received 120,000 shares of Common stock for services rendered the Company in 2000. Mr. Simola has accumulated options to acquire 545,879 shares of Common Stock for services and funding rendered the Company previously granted on 10/1/99. All options are for three years at $0.50 per share.

Frank L. Simola/Simco Group, Inc. received $60,000 related to payment due for operating expenses, which was accumulated into loans due Simco Group, Inc. Net loans due of $63,940.00 for 2001 has been loaned the Company as of June 30, 2001.

George C. Briley received less than $50,000 consulting services compensation from Technicold Services, Inc. for 2000. Mr. Briley has accumulated options to acquire 204,100 shares of Common Stock for services and funding rendered the Company, previously granted on 10/1/99. All options are for three years at $0.50 per share.

H, Jack Kazmar received $60,000 for consulting services for 2000. Mr.Kazmar Has accumulated options to acquire 354,579 shares of Common Stock for services and funding rendered the Company, previously granted on 6/1/00 and 10/1/99.
All  options  are for  three  years  at  $0.50  per  share.

The information specified concerning the compensation of the named executive officers for each of the Registrant's last three completed fiscal years provided in the following Summary Compensation Table.

                              Summary  Compensation  Table
---------------------------------------------------------------------------------------
                                                        Long-Term Compensation
                                             ------------------------------------------
          Annual  Compensation                     Awards                 Payouts
-------------------------------------------  ----------------------  ------------------
(a)             (b)    (c)    (d)     (e)    (f)         (g)         (h)     (i)
Name                                 Other   Restricted  Securities
and                                  Annual  Stock       Underlying  LTIP     All Other
Principal       Year  Salary  Bonus  Comp.   Awards      Options    Payouts  Comp.
Position               ($)     ($)    ($)    ($)(1)(2)     (#)(3)      ($)      ($)
--------------  ----  ------  -----  ------  ----------  ----------  -------  ---------
Frank Simola    2000      0      0       0     120,000           0       0        0
  President     1999      0      0       0     120,000     545,879       0        0
  CEO           1998      0      0       0     125,000           0       0        0

George Briley   2000      0      0       0           0     204,100       0        0
  Secretary     1999      0      0       0           0           0       0        0
  CTO           1998      0      0       0       5,000           0       0        0

H Jack Kazmar   2000      0      0       0     100,000     100,000       0        0
  Treasurer     1999      0      0       0     100,000     254,579       0        0
  COO           1998      0      0       0      52,000           0       0        0

(1)  Restricted  Stock  Awarded  for  consulting  and  funding  services.
(2)  Restricted  Stock  Awards  includes  directors  fees.
(3)  Securities Underlying Options do not include options granted in 2001.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2000 is provided in the following Option Grants in the Last Fiscal Year Table:

                         OPTION GRANTS IN LAST FISCAL YEAR
                                Individual Grants (1)
--------------------------------------------------------------------------------
(a)             (b)                    (c)                   (d)            (e)
Name            Number of Securities   % of total Options    Exercise or    Expiration
                Underlying Options     granted to employees  or base price  Date
                Granted (2)               in fiscal year        $/share
--------------  ---------------------  --------------------  -------------  ------------
Frank Simola                    0                    0%
George Briley                   0                    0%
H Jack Kazmar             100,000                 0.09%            0.50        6/1/03

(1)  This  table  does  not  include  Stock  Options  granted  previously.
(2) Number of Securities Underlying Options Granted do not include options granted in 2001.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2000 is provided in the following Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Options Values Table:

                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
Individual Grants (1)
--------------------------------------------------------------------------------
(a)             (b)               (c)       (d)                (e)
Name            Number of Shares  Value     Number of          Value of
                Acquired          Realized  Securities         Unexercised
                on Exercise       $         Underlying         in-the-money
                                            Unexercised        options at Fy-End
                                            Options at Fy-End  ($)Exercisable/
                                            (#)Exercisable/    Unexercisable
                                            Unexercisable (1)
--------------  ----------------  --------- -----------------  -----------------
Frank Simola        450,000       225,000            545,879           272,940
George Briley             0             0            204,100           102,050
H Jack Kazmar             0             0            254,579           127,290

(1) Number of Securities Underlying Unexercised Options at Fy-End (#)Exercisable/ Unexercisable do not include options granted in 2001.


The  Company  does  not  currently   have  a  Long Term Incentive Plan  ("LTIP")

CERTAIN  INFORMATION  REGARDING  THE  BOARD  OF  DIRECTORS

During the fiscal year ended December 31, 2000 the Board of Directors held six meetings. All directors attended the meetings either physically or via teleconference.

COMMITTEES

There  are  no  Compensation,  Audit  or  Nominating  Committees.

RELATED  PARTY  TRANSACTIONS

The Company has received funding on several occasions from Simco Group, Inc., a separate legal entity wholly owned by the Company's Chairman and Chief Executive Officer. Simco Group has financed the Company on several occasions since the Company's inception. Simco Group has not requested nor receives payment of any interest from the Company for providing funding. As of June 30, 2000, loans due Simco Group from the Company for 2001 was $63,940.00.

George Briley, Chief Technology Officer of PowerCold, has loaned the Company $27,000. Mr. Briley has received no interest on the loan transaction.

COMPENSATION  OF  DIRECTORS

Compensation is limited to $2,500.00 annually paid in restricted company stock for director services rendered the Company. No director compensation was paid in 2000 or 1999.


COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons owning more than ten percent of a registered class of the Company's securities to file with the United States Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors, and greater- than- ten- percent shareholders are required by Securities and Exchange Commission's regulations to furnish the Company with copies of all
Section  16(a)  forms  they  file.

To the Company's knowledge, based solely on its review of copies of reports furnished to the company and written representations that no other reports were required, the Company believes that during fiscal year ended December 31, 2000, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 were satisfied.

SHAREHOLDER  PROPOSALS  AND  OTHER  MATTERS

The Corporation's next annual meeting is scheduled for October 1, 2002. A Stockholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement for that meeting must notify the Secretary of the terms and content of the proposal no later than March 30, 2002. The Corporation's By-Laws outline the procedures including notice provisions, for stockholder nomination of directors and other stockholder business to be brought before stockholders at the Annual Meeting. At the time of submission of such proposal a stockholder must have been of record or beneficial owner of at least 1% of the outstanding shares or $1,000 worth of stock in the Corporation, and have held such stock for at least one year and through the date on which the meeting is held. A copy of the pertinent By-Law provisions are available upon written request to the Secretary of the Corporation.

FORM  10-KSB

Any shareholder of record may obtain a copy of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 (the "Form 10-KSB"), without cost, upon written request to the Secretary of the Corporation. The Form 10-KSB is not part of the proxy solicitation material for the Annual Meeting. Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address: http://www.sec.gov.

Company financial reports and product information may also be accessed at the Company's Internet Web Site at http://www.powercold.com. Information on our website does not form any part of the material for solicitation of proxies.

By  Order  of  the  Board  of  Directors

/s/  George  C.  Briley           Date:  October  15,  2001
-----------------------           -------------------------
     George  C.  Briley























(This space left intentionally blank.)

                                    PROPOSED
                              POWERCOLD CORPORATION
                             2002 Stock Option Plan

1. PURPOSE. The purpose of this Plan is to promote the interests of the Company and its stockholders by attracting, retaining, and stimulating the performance of selected employees as well as officers and directors, and giving such employees, management, and directors, the opportunity to acquire a proprietary interest in the Company's business and an increased personal interest in this continued success and progress as well as increasing the productivity of those individuals whom the Committee deem to have the potential to contribute to the success of the Company.

2. DEFINITIONS. Unless otherwise indicated, the following words when used herein shall have the following meanings:

(a) "Award" includes, without limitation, stock options (not including incentive stock options under Section 422 of the Code), as described in or granted under this Plan.

(b)     "Board  of  Directors" shall mean the Board of Directors of the Company.

(c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(d) "Committee" means the body appointed by the Board of Directors, which shall be comprised in such a manner as to comply with the requirements, if any, of Rule 16b-3 (or any successor rule) under the Exchange Act and of Section 162 of the Code.

(e) "Common Stock" shall mean the Company's Common Stock, $0.01 par value, and any share or shares of the Company's stock hereafter issued or issued in substitution for such shares.

(f) "Company" means POWERCOLD CORPORATION, a Nevada corporation and shall include any entity that is directly or indirectly controlled by the Company or any entity, including an acquired entity, in which the Company has a significant equity interest, as determined by the Committee.

(g)     "Director"  shall  mean  a  member  of  the  Board  of  Directors.

(h) "Employee" shall mean any person who is employed by the Company or any Parent or Subsidiary of the Company or any Officer, Director, of the Company. Any employee of the Company or any of its subsidiaries who is in the employ of the Company or subsidiary on an offering commencement date is eligible to participate in that offering, except (a) employees whose customary employment is less than 20 hours per week, and (b) employees whose customary employment is for not more than five months in any calendar year.

(i) "Nonqualified Stock Option" shall mean any option granted to an eligible employee under the Plan which is not an Incentive Stock Option.


(j) "Officer" shall mean any person(s), who is/are employed by the Company and who act in the capacity of President, Chief Executive Officer, Chief Financial Officer and/or Principal Financial Officer, Secretary, or Treasurer.

(k)     "Option"  shall  mean  and  refer  to  Nonqualified  Stock  Options.

(l) "Optionee" shall mean any employee who is granted an Option under the Plan. "Optionee" shall also mean the personal representative of an Optionee and any other person who acquires the right to exercise an Option by bequest or inheritance or pursuant to a QDRO.

(m)     "Participant"  shall  mean  any  eligible  employee.

(n) "Performance Goals" means, with respect to any Performance Period, goals based on any of the following criteria established by the Committee and set forth in the applicable Award Agreement(s): earnings or earnings growth; return on equity, assets or investment; revenues; expense control; total shareholder return; cash flow; or assets. Such Performance Goals may be particular to an Employee or the division, department, branch, line of business, subsidiary or other unit in which the Employee works, or may be based on the performance of the Company generally.

(o) "Performance Period" means the period of time designated by the Committee applicable to a stock Award during which the Performance Goals shall be measured.

(p) "Retirement" shall mean 15 years of service (determined on a cumulative basis) with the Company.

(q) "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 425(f) of the Code.

(r) "Years of Service" shall mean twelve (12) consecutive Months of Service, except that the Committee shall be empowered to disregard such 12 month requirement. "Months of Service" shall mean a calendar month during any part of which any Employee, Officer, or Director, completed an Hour of Service. "Hour of Service" shall mean each hour for which an Employee, Director, or officer is directly or indirectly compensated or entitled to compensation.

3.     ADMINISTRATION.

a. This Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"). Except for the terms and conditions explicitly set forth in this Plan, the Committee shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each grant, the date of grant, the termination of the options, the option term, vesting schedules, performance goals, and all other terms and conditions thereof. Such authority shall also include the authority in the event of a spin-off or other corporate transaction to permit substitution of an Award granted under the Plan with an award from another company or an award denominated in other than shares of Common Stock. Grants under this Plan to employees need not be identical in any respect, even when made simultaneously. The Committee will also determine and approve the granting of Non-Qualified Stock Options, which shall consist of any option granted under this Plan.

b. Options shall be evidenced by written agreements ("Award Agreements") which shall contain such terms and conditions as may be determined by the Committee. Each agreement shall be signed on behalf of the Company by an officer or officers delegated such authority by the Committee using either manual or facsimile signature.

c. All decisions made by the Committee pursuant to the provisions of this Plan and all determinations and selections made by the Committee pursuant to such provisions and related orders or resolutions of the Board of Directors shall be final and conclusive. The Committee shall not have the right to cancel outstanding stock options for the purpose of replacing or regranting such options or rights with a purchase price that is less than the purchase price of the original option or right.

d. Limitation of Liability. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company shall indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

e. All or part of any Award shall be subject to conditions and restrictions established by the Committee and set forth in the Award Agreement, which may include, but not be limited to, continuous service with the Company and/or the achievement of Performance Goals over a specified Performance Period. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based on total Company or business unit performance or based on comparative performance with other companies.

f. The Committee also may require or permit participants to elect to defer the delivery of stock options or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in share equivalents. In addition, the Committee may stipulate in an Award Agreement, either at the time of grant or by subsequent amendment, that a payment or portion of a payment of an Award be delayed in the event that Section 162(m) of the Code (or any successor or similar provision of the Code affecting tax deductibility) would operate to disallow a tax deduction by the Company for all or a portion of such payment. The period of any such delay in payment shall be until the payment or portion thereof, is tax deductible, or such earlier date as the Committee shall determine.

4. ELIGIBILITY AND PARTICIPATION. The group of employees, officers, and directors, eligible to receive options shall consist of those employees, officers, and directors of the Company as may at any time be designated by the Committee. Awards may be granted under the Plan to those Employees of the Company as the Committee may from time to time select, including any Employee of an entity acquired by or merged into the Company pursuant to the assumption, replacement or substitution of awards previously issued by such entity. In no event may an Award be granted under the Plan to any person who is not an Employee, except in circumstances involving the grant of an Award made in tandem with or replacement of an earlier Award made under the Plan to a former Employee.

5.     SHARES  SUBJECT  TO  THIS  PLAN.

a. The stock to be offered under the Plan shall be shares of the Company's authorized Common Stock and may be unissued shares or shares now held or subsequently acquired by the Company as treasury shares, as the Board of Directors may from time to time determine. Subject to adjustment as provided in
Section 14 hereof, the aggregate number of shares to be delivered under this Plan shall not exceed 5% percent of the outstanding shares.

     If an option expires, is surrendered in exchange for another option, or terminates for any reason during the term of this Plan prior to its exercise in full, the shares subject to but not delivered under such option shall be available for options thereafter granted and for replacement options which may be granted in exchange for such surrendered or terminated options.

b. Any shares of common stock delivered upon exercise of an option may be unissued shares or treasury shares, as the Board of Directors may from time to time determine, and shall be charged against the aggregate number of shares of stock available for purposes of this Plan.

6. TERM OF OPTION PERIOD. The term during which options may be granted under this Plan shall expire as set in the discretion of the Committee, and the option period during which each option may be exercised shall, subject to the provisions of Section 13 hereof, be such period as determined by the Committee.

7. OPTION PRICE. Except as set forth in section 7 herein, the price at which shares may be purchased upon exercise of a particular option shall be such price, as may be fixed by the Committee.

8.     STOCK  AS  FORM  OF  EXERCISE  PAYMENT;  CASHLESS  EXERCISE.

a. An employee who owns shares of Company common stock may use the previously acquired shares, value to be determined as the fair market value, as a form of payment to exercise stock options under this Plan. However, the Committee, in its discretion, may restrict or rescind this right upon notification to the employee-participants in this Plan. An option may be exercised with stock only by delivering whole shares of Company stock having a fair market value equal to or less than the exercise price. If an option is exercised by delivery of stock having a fair market value less then the exercise price, the shortfall must be made up in cash.

b. Payment may also be made by surrendering to the Company a portion of a particular grant and receiving from the Company in whole shares the difference between the total shares of the option grant and the number of whole option shares surrendered. The number of whole option shares required to be surrendered by an optionee shall be the number of whole option shares that is equal to or less than the result of dividing the total exercise price of the options being exercised by the fair market value of one share of common stock. If the whole number of option shares surrendered is less than the total exercise price of the grant, the shortfall must be made up in cash.

c. The delivery of a properly executed notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of an option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

d.     Any  combination  of  the  foregoing  methods.

e.     Such other consideration and methods as are permitted by applicable laws.

If the Fair Market Value of the number of whole shares transferred or the number of whole option shares surrendered is less than the total exercise price of the option, the shortfall must be made up in cash.

9.     VESTING;  EXERCISE  OF  OPTIONS  AND  RIGHTS.

a.     Vesting;  Exercisability.  Subject  to  the  provisions  of  paragraph g.
herein, an option shall vest and become nonforfeitable and exercisable, according to the following schedule:


     Portion  of  Option  Grant
     that  Becomes  Exercisable                Years  of  Service
     ---------------------------               -------------------
                   33 1/3%                              1

      additional   33 1/3%                              2

      final        33 1/3%                              3


Notwithstanding the above, all eligible Employees and advisors of the Company as of the date of adoption of this Plan shall receive credit for prior years of service as an Employee, director, officer, or advisor of the Company.

b. Each option granted shall be exercisable in whole or in part at any time or from time to time during the option period as the Committee may determine, provided that the election to exercise an option shall be made in accordance with applicable Federal laws and regulations, and further provided that each option shall contain a provision that will prevent exercise of the option unless the optionee remains in the employ of the Company or its subsidiary at least one year after the granting of the option. However, the Committee may in its discretion accelerate the vesting schedule of any option at any time.

c. No option may at any time be exercised with respect to a fractional share.

d. As a condition to the exercise of a Non-Qualified Stock Option, grantees shall make such arrangements as the Committee may require for the satisfaction of any federal, state, or local withholding tax obligations that my arise in connection with such exercise.

e. No shares shall be delivered pursuant to the exercise of any option, in whole or in part, until qualified for delivery under such securities laws and regulations as may be deemed by the Committee to be applicable thereto and until, in the case of the exercise of an option, payment in full of the option price thereof or stock as a form of payment as provided in Section 10 hereof is received by the Company in cash (or check) or stock. No holder of an option, or his/her legal representative, legatee, or distributee, shall be or be deemed to be a holder of any shares subject to such option unless and until he/she has received a certificate or certificates therefor.

f. Notwithstanding any vesting requirements contained in any Option, all outstanding Options shall become immediately exercisable (1) following the first purchase of Common Stock pursuant to a tender offer or exchange offer (other than an offer made by the Company) for all or part of the Common Stock, (2) at such time as a third person, including a "group" as defined in Section 13(d) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 25% or more of the total number of votes that may be cast for the election of Directors of the Company, (3) on the date on which the shareholders of the Company approve (i) any agreement for a merger or consolidation in which the Company will not survive as an independent, publicly owned corporation or (ii) any sale, exchange or other disposition of all or substantially all of the Company's assets. The Committee's reasonable determination as to whether such an event has occurred shall be final and conclusive.

g. Notwithstanding any other provisions of this Agreement to the contrary, the right of any Employee to receive any benefits hereunder shall terminate and shall be forever forfeited if such employee's employment with the Company or status as a director of officer is terminated because of his/her fraud, embezzlement, dishonesty, or breach of fiduciary duty. In such an event, all unexercised options shall be deemed null and void. This Section shall be inapplicable to any such termination of employment or status as a director or officer occurring after the Plan has been terminated.

10. TRANSFERABILITY OF OPTIONS. The right of any optionee to exercise an option granted under the Plan shall, during the lifetime of such optionee, be exercisable only by such optionee or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO") and shall not be assignable or transferable by such optionee other than by will or the laws of descent and distribution or a QDRO.

11. TERMINATION OF RELATIONSHIP. The terms and conditions under which an option may be exercised after the termination of relationship with the Company shall be determined by the Committee.

12. AMENDMENT AND DISCONTINUANCE. The Board of Directors may amend, suspend, or discontinue this Plan, but may not, without the approval of the holders of the Company's common stock, make any amendment thereof which operates: (a) to increase the total number of shares which may be granted under this Plan, (b) to extend the terms of this Plan or the maximum option period provided in Section 8 hereof, (c) to decrease the minimum option price provided in Section 9 hereof,
(d) to materially modify the requirements as to eligibility for participation in this Plan, or (e) to materially increase the benefits accruing to participants under this Plan. No amendment to this Plan shall, except with the consent of the Optionee, adversely affect rights under an option previously granted.

13. TERM OF PLAN. This Plan shall become effective January 1, 2002 subject to the approval by the holders of the Company's common stock at a meeting to be held within one year of the date of adoption of this Plan.

14.     [RESERVED]

15. RIGHTS AS SHAREHOLDER AND EMPLOYEE. An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares. Neither the Plan, nor the granting of an option or other rights herein, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an Employee has a right to continue as a Employee for any period of time or at any particular rate of compensation.

GOVERNING LAW. Options granted under this Plan shall be construed and shall take effect in accordance with the laws of the State of Texas.

17. OTHER BENEFIT AND COMPENSATION PROGRAMS. Unless otherwise specifically determined by the Committee, settlements of Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

18. UNFUNDED PLAN. Unless otherwise determined by the Board, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall constitute, general unsecured liabilities of the Company and shall not confer upon any Participant any right, title or interest in any assets of the Company.

19. USE OF PROCEEDS. The cash proceeds received by the Company from the delivery of shares of Common Stock pursuant to the exercise of stock options or the settlement of other Awards under the Plan shall be used for general corporate purposes, including the acquisition of shares to be used in settlement of other Awards.

20. REGULATORY APPROVALS. The implementation of the Plan, the granting of any Award under the Plan, and the delivery of shares of Common Stock upon the exercise or settlement of any Award shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards granted under it or the shares issued pursuant to it.

21. FUTURE RIGHTS. No person shall have any claim or rights to be granted an Award under the Plan, and no Participant shall have any rights under the Plan to be retained in the employ of the Company. Likewise, participation in the Plan will not in any way affect the Company's right to terminate the employment of the Participant at any time with or without cause.

22. DELIVERY OF OPTIONS AND UNDERLYING COMMON STOCK. The Corporation shall deliver to or on behalf of a Participant such number of shares of Common Stock as a Participant elects to purchase upon exercise of an Option granted, as soon as practicable after the Corporation receives an election from Recipient and either (i) the full purchase price, as determined under Section 7 and set forth in the Stock Subscription Agreement, of the entire purchase price which is to be cash, or (ii) that portion of the purchase price which is to be paid in cash, promissory note, or payroll withholding agreement. Such shares, which shall be fully paid and non-assessable upon the issuance thereof (unless a portion or all of the purchase price shall be paid on a deferred basis) shall be represented by a certificate registered in the name of Recipient and stamped with an appropriate legend referring to the restrictions thereon set forth in the Stock Subscription Agreement.

     A. The Option Certificate representing any Options granted hereunder, and the underlying Common Stock (which may be issued upon exercise of the Option) representing the Common Stock to be delivered pursuant to this Agreement (collectively "Derivative Securities") shall bear a legend in the following form, as follows, unless such Securities have been registered under the Securities Act of 1933, as amended ("Act"):

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE POWERCOLD 2002 STOCK OPTION PLAN AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF POWERCOLD CORPORATION."

23.     RIGHT  TO  REPURCHASE  RESTRICTED  STOCK.

     A. In the event that at any time a Participant shall not be, or shall cease to serve as an employee of the Corporation (whether or not such Participant was receiving compensation for any services so rendered to the Corporation) for any reason (including, without limitation, death, permanent disability, retirement, voluntary termination, involuntary termination, dismissal with or without cause, resignation or removal) the Corporation shall have the option (but shall not be obligated) at any time thereafter to purchase all (but not less than all) of such Participant's Common Stock issued pursuant to exercise of an Option granted. "Permanent disability" shall mean disability caused by accident, illness or insanity resulting in the inability, for a period of three (3) consecutive months, of Participant to perform fully the services as an employee of the Corporation which Participant was performing prior to such disability.

     B. Such option of the Corporation may be exercised by the Corporation sending Notice of such exercise to Participant at his/her last known address, and specifying the time and date on which payment of the purchase price (in either manner herein specified) required by such option is to be made. The date specified shall be not less than two (2) days nor more than sixty (60) days from the date of mailing of such notice by Certified Mail/Return Receipt Requested, and Participant, or his successor in interest with respect to the Common Stock shall have not further rights as the owner thereof from and after the date so specified in such notice. On such date, the Corporation shall deliver to Participant, solely in the discretion of Company: an amount equal to the per share price, or a promissory note payable over 3 years, in the amount of the purchase price payable at eight percent (8%) interest per annum, and, the shares of Common Stock, together with instruments of transfer endorsed in blank by Participant or his successor in interest, shall to the extent such shares are not then in the possession of the Corporation, be delivered to the Corporation by Participant. In the event that payment of the purchase price cannot be made to Participant, or his/her successor in interest, on the date so specified in the option, the Corporation shall deposit the amount of such purchase price with the accountants then servicing the Corporation, to be held by such accounting firm until withdrawn by Participant, or his/her successor in interest. Payment of any and all applicable stock transfer taxes shall be made by the Corporation.

     C. The per share purchase price of the shares of Common Stock to be sold to the Corporation under this Section shall be (i) Participant's cost per share, in the event of Participant's involuntary or voluntary termination, dismissal with or without cause, resignation or removal; or (ii) upon the occurrence of death, permanent disability, or retirement, the per share purchase price computed as follows: the highest earnings of Company in any 12 consecutive month period in the most recent thirty-six (36) month period, multiplied by five; then divided by the total number of common shares then outstanding at the time of exercise of the Option. "Earnings" shall be defined as: Net Income Before Tax plus Depreciation, plus Amortization, less Capital Improvements.

     D. To the extent there shall be any conflict between the option of the Corporation specified in this Section and any other Sections herein, the terms and provisions of this Section shall control.

     E. Subject to any Preferred Stock then outstanding, Corporation shall have the exclusive option to purchase from Participant any and all stock issued or to be issued pursuant to this Agreement upon the following terms and conditions:

(i) Recipient's cost per share, in the event of Participant's involuntary termination, dismissal with or without cause, resignation or removal, failure to make capital contributions to the Company as provided for in this Agreement; or

(ii) upon the occurrence of death, permanent disability, retirement, voluntary termination, resignation or removal of Recipient, the per share purchase price computed as follows: the highest earnings of Company in any twelve (12) consecutive month period in the most recent thirty-six (36) month period, multiplied by five; then divided by the total number of common shares then outstanding at the time of exercise of the Option. "Earnings" shall be defined as: Net Income Before Tax plus Depreciation, plus Amortization, less Capital Improvements.

25. DELIVERY OF STOCK/DOCUMENTS. Upon the purchase by the Corporation of any shares of Restricted Stock pursuant to Section 11 of this Agreement, Recipient shall deliver to the Corporation the certificate(s) representing the shares of Common Stock duly endorsed for transfer and bearing such documentary stamps, if any, as are necessary, and such assignments, certificates of authority, tax releases, consents to transfer, instruments and evidences of title of Recipient and of Participant 's compliance with this Agreement as may be reasonably required by the Corporation or by Counsel for the Corporation.

26.     NON-COMPETITION.        Notwithstanding  any  other  provision  of  this
Agreement, no restrictions on the Options or Common Stock shall lapse and all rights under this Agreement of Participant shall be forfeited if, Participant
(i) shall be employed by a competitor of or shall be engaged in any activity in competition with the Corporation without the Corporation's written consent, (ii) divulges without the written consent of the Corporation any secret or confidential information belonging to the Corporation, or (iii) engages in any other activities which would constitute grounds for his/her discharge by the Company for cause or without cause.

27. COSTS AND EXPENSES. All costs and expenses with respect to the adoption, implementation, interpretation and administration of this Agreement shall be borne by the Corporation; provided that nothing herein shall be deemed to provide that the Corporation shall pay for any expenses of any counsel engaged by Participant.

28. NO PRIOR RIGHT OR AWARD. Nothing in this Agreement shall be deemed to give a Participant, or his/her legal representative or assigns, or any other person or entity claiming under or through him/her, any contract or other right to participate in the benefits of this Agreement. Nothing in this Agreement shall be construed as constituting a commitment, guarantee, agreement, or understanding of any kind or nature that the Corporation shall continue to employ, or continue any other relationship with Participant . The Agreement shall not affect in any way the right of the Corporation to terminate the employment or such relationship of any individual Participant.

29. ARBITRATION. Any controversy arising out of, connected to, or relating to any matters herein of the transactions between a Participant and Corporation (including for purposes of arbitration, officers, directors, employees, controlling persons, affiliates, professional advisors, agents, or promoters of Corporation, Participant), on behalf of the undersigned, or this Agreement, or the breach thereof, including, but not limited to any claims of violations of Federal and/or State Securities Acts, Banking Statutes, Consumer Protection Statutes, Federal and/or State Anti-Racketeering (e.g. RICO) claims as well as any common law claims and any State Law claims of fraud, negligence, negligent misrepresentations, unjust termination, breach of contract, and/or conversion shall be settled by arbitration; and in accordance with this paragraph and judgment on the Arbitrator's award may be entered in any court having jurisdiction thereof in accordance with the provisions of State of Texas. In the event of such a dispute, each party to the conflict shall select an arbitrator, which shall constitute the three person arbitration board. The decision of a majority of the board of arbitrators, who shall render their decision within thirty (30) days of appointment of the final arbitrator, shall be binding upon the parties. As and in consideration of any Options and/or underlying Common Stock, a Participant specifically waives his/her rights to seek punitive damages under applicable law.

30. MISCELLANEOUS. The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of each Participant, his heirs, executors, administrators, successors, and personal and legal representatives.

31. NO PRIOR RIGHT OR AWARD. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO GIVE PARTICIPANT, OR HIS/HER LEGAL REPRESENTATIVE OR ASSIGNS, OR ANY OTHER PERSON OR ENTITY CLAIMING UNDER OR THROUGH HIM/HER, ANY CONTRACT OR OTHER RIGHT TO BENEFITS OTHER THAN AS SPECIFIED HEREIN. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS CONSTITUTING A COMMITMENT, GUARANTEE, AGREEMENT, OR UNDERSTANDING OF ANY KIND OR NATURE THAT THE CORPORATION SHALL CONTINUE TO EMPLOY, OR CONTINUE ANY OTHER RELATIONSHIP WITH, ANY INDIVIDUAL (WHETHER OR NOT A PARTICIPANT). THIS AGREEMENT SHALL NOT AFFECT IN ANY WAY THE RIGHT OF THE CORPORATION TO TERMINATE THE EMPLOYMENT OR SUCH RELATIONSHIP OF ANY INDIVIDUAL AT ANY TIME.

























(This space left intentionally blank.)

(FORM  OF  PROXY  CARD,  INFORMATION  ON  FRONT  SIDE)

                              POWERCOLD CORPORATION
                                   PO Box 1239
                                115 Canfield Road
                             La Vernia, TEXAS 78121
                              PHONE:  830 779-5223
(PROXY  GRAPHIC)

The undersigned hereby revokes all proxies for his stock and appoints George C. Briley, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of PowerCold Corporation, which the undersigned is entitled to vote at the Annual Meeting of the Shareholders to be held at PowerCold Corporation, 115 Canfield Road, La Vernia, TEXAS 78121, on Thursday, November 15, 2001 at 2:00 P.M. central time, including any adjournments there of.

1. To ratify Williams & Webster P.S., previous as independent auditors of the Corporation for the fiscal year ending December 31, 2001.

_____  For    _____  Against    _____  Abstain


2.     To  ratify  the  adoption  of  the  2002  PowerCold  Stock  Option  Plan

_____  For    _____  Against    _____  Abstain


3. In his discretion the proxy is hereby authorized to vote upon such other matters as may properly come before the meeting.

_____  For    _____  Against    _____  Abstain


(FORM  OF  PROXY  CARD,  INFORMATION  ON  BACK  SIDE)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

Please sign exactly as your name appears on the proxy. When shares are held by join tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Company  Name:  _______________________________

Signature  ___________________________________

Signature  ___________________________________

Date:  _______________________________________